GLOBAL MACRO FUND

Class	R-6
Ticker Symbol(s)	PAFIX
Principal Funds, Inc. Summary Prospectus November 14, 2025
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus dated June 20, 2025, and Statement of Additional Information, dated December 31, 2024, as amended and restated June 20, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks to achieve long-term capital appreciation while managing portfolio volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
R-6
Management Fees	0.75%
Other Expenses (1)	0.06%
Total Annual Fund Operating Expenses	0.81%
Expense Reimbursement (2)	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.79%
(1) Based on estimated expenses for the current fiscal year.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% for Class R-6 shares. It is expected that the expense limit will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class R-6	$81	$257
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund provides long and short exposure to a broad spectrum of global assets (namely, derivatives that provide exposure to equities, currencies, fixed-income securities, and commodities) to profit from movement in the price of asset classes that are sensitive to macroeconomic conditions. There are generally no limits on these asset class exposures.
Under normal market conditions, the Fund will have investment exposure to at least three countries (excluding the United States) and combined exposure to foreign securities, foreign currencies, and other foreign investments equal to at least 40% of the Fund’s net assets. This foreign exposure includes sovereign debt and emerging market assets.
The Fund will generally not invest directly in securities as a principal investment strategy (other than U.S. government securities). It will, however, have exposure to securities by investing in derivatives. The fixed-income securities to which the Fund will have exposure, as a principal investment strategy and through derivative positions, is sovereign debt. There are generally no limitations on the maturity, duration, credit quality, or geographic concentrations (other than the “global” metric disclosed above) of the fixed-income assets to which the Fund will be exposed.
The derivatives in which the Fund primarily invests are futures, forward contracts, and swaps. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund invests in derivatives for various purposes, including to gain exposure to certain asset classes, to attempt to reduce risk, and to generate return. The Fund may invest in money market funds to provide collateral for certain derivative positions and other financial instruments.
The Fund takes long and short positions in derivative instruments. Short positions benefit from a decrease in price of the underlying instrument and lose value if the price of the underlying instrument increases. Long positions profit if the value of the instrument increases. Simultaneously maintaining long and short positions helps reduce the net exposure to general market movements. The Fund also takes relative value positions in an effort capitalize on price differences among securities in the same asset class.
In pursuing its investment strategies, the Fund, either directly or through its wholly owned subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”), invests in commodity-linked derivatives and in instruments such as cash and cash equivalents, and/or U.S. governments securities, either as investments or to serve as margin or collateral for derivative positions.
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Commodities are assets that have tangible properties, such as oil, natural gas, agricultural products, industrial metals, livestock, and precious metals. In pursuing certain commodity strategies, the Fund invests its assets in the Cayman Subsidiary to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies under the Internal Revenue Code of 1986. The Fund’s investment in its Cayman Subsidiary at any time will not exceed 25% of the Fund’s net assets.
The Fund intends to pursue a disciplined investment process that consists of the following elements, among others: return strategies that express long and short views across a range of assets and asset classes and are designed to identify both cross-sectional and macroeconomic mis-pricings (market value versus fundamental value) and risk premia (anticipated extra return for taking on a particular risk); a proprietary risk model that estimates market risk on traded assets; a proprietary optimization model that seeks to achieve risk-adjusted returns combining return strategies, risk estimates, and constraints; and a portfolio management team overseeing the process to help ensure investment views and implementation behave as desired.
In addition to these fundamental bottom-up analyses performed on potential portfolio investments, the Fund manager analyzes macroeconomic conditions when selecting potential investments. These macroeconomic conditions include, among others, inflation and growth expectations, interest rate levels and trends, and overall market sentiment. The Fund establishes long and short positions through a systematic investment process that incorporates a range of data inputs, including macroeconomic indicators and market-based data. The Fund’s quantitative models assess macroeconomic mis-pricings and associated risk premia to evaluate the relative attractiveness of various assets and asset classes. Based on the views generated from the systematic investment process, the Fund takes long positions in assets deemed attractive and short positions in assets deemed less attractive.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Cayman Subsidiary Risk. The Fund is subject to the particular risks associated with the investments of the Fund’s wholly owned Cayman Subsidiary, namely commodity-related investments risk, counterparty risk, and derivatives risk. The Cayman Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all the investor protections of the Investment Company Act of 1940. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
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Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, futures, or swap; possible lack of a liquid secondary market for a forward contract, futures, or swap and the resulting inability to close a forward contract, futures, or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities to which the Fund is exposed, including political instability, regulatory uncertainty, or changes in response to overall market and economic conditions.
Fixed-Income Securities Risk. Fixed-income securities to which the Fund is exposed are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Frequent Trading Risk. Active and frequent trading of portfolio assets may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased transaction costs.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Leverage Risk.  Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
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Model Risk. Because PGI uses quantitative models to select and hold investments, the Fund may hold investments that present risks that an investment advisor researching individual investments might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Short Sales Risk. The Fund will enter into a short derivative position through a futures contract or swap agreement. If the price of the underlying asset or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time into which the short sale was entered. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Bloomberg Global Aggregate Bond Index is the Fund's primary broad-based index and is included to meet the recently revised definition of "broad-based securities market index." The Bloomberg 1-3 Month U.S. Treasury Bill Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives. Performance information provides an indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica Jin (since 2025), Portfolio Manager
•Yesim Tokat-Acikel (since 2025), Portfolio Manager
Purchase and Sale of Fund Shares
For Class R-6 shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
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Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
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